SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. __)

[x]     Filed by the Registrant
[ ]     Filed by a Party other than the Registrant

Check the appropriate box:

[ ]     Preliminary Proxy Statement         [ ]   Confidential, for the Use of
[x]     Definitive Proxy Statement                the Commission Only (as
[ ]     Definitive Additional Materials           permitted by Rule 14a-6(e)(2))
[ ]     Soliciting Material Pursuant to
        Rule 14a-11(c) or Rule 14a-12


                              WEINER'S STORES, INC.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)      Title of each class of securities to which transaction applies:
     (2)      Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)      Proposed maximum aggregate value of transaction:
     (5)      Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                              WEINER'S STORES, INC.
                               6005 WESTVIEW DRIVE
                                HOUSTON, TX 77055
                                 (713) 688-1331
    ------------------------------------------------------------------------


             NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                 AUGUST 5, 1999

                          ----------------------------


TO THE STOCKHOLDERS OF
WEINER'S STORES, INC.:

         Notice is hereby given that a Special Meeting of Stockholders of Weiner's Stores, Inc. (the "Company") will be held at the executive offices of the Company, 6005 Westview Dr., Houston, Texas, on Thursday, August 5, 1999 at 8:30 A.M. local time (the "Special Meeting"), for the following purposes:

     1.   To vote on approval of the Company's 1999 Stock Incentive Plan; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The accompanying Proxy Statement contains further information with respect to these matters.

The Company has fixed the close of business on June 25, 1999 as the record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof. Stockholders who execute proxies solicited by the Board of Directors of the Company retain the right to revoke them at any time; unless so revoked, the shares of common stock of the Company represented by such proxies will be voted at the Special Meeting in accordance with the directions given therein. If a stockholder does not specify a choice on such stockholder's proxy, the proxy will be voted FOR approval of the Company's 1999 Stock Incentive Plan. The list of stockholders of the Company may be examined at the offices of the Company at 6005 Westview Drive, Houston, Texas 77055.

YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AT THE SPECIAL MEETING AND PREFER TO VOTE YOUR SHARES IN PERSON.

                                         By Order of the Board of Directors


                                         Raymond J. Miller
                                         Secretary

June 30, 1999

                              WEINER'S STORES, INC.
                               6005 WESTVIEW DRIVE
                                HOUSTON, TX 77055
                                 (713) 688-1331
            ---------------------------------------------------------

                                 PROXY STATEMENT

          FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 5, 1999

         This Proxy Statement is being furnished by the Board of Directors (the "Board" or "Board of Directors") of Weiner's Stores, Inc., a Delaware corporation (the "Company"), 6005 Westview Drive, Houston, TX 77055, in connection with the solicitation of proxies by the Board from stockholders for a Special Meeting of stockholders of the Company to be held on August 5, 1999, at 8:30 A.M. local time at the executive offices of the Company, 6005 Westview Dr., Houston, Texas, or any adjournments or postponements thereof (the "Special Meeting"). At the Special Meeting, the presence in person or by proxy of the holders of a majority of the total number of outstanding shares of the Company's common stock, par value $.01 per share ("Common Stock"), entitled to vote thereat will be necessary to constitute a quorum.

         The Company has fixed the close of business on June 25, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. On that date there were outstanding and entitled to vote 18,476,830 shares of Common Stock, which is the Company's only class of voting securities. Abstentions and broker non-votes will be counted in determining whether a quorum is present. Each stockholder is entitled to one vote for each share of Common Stock held of record. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting is required for approval of all items being submitted to the stockholders for their consideration. Abstentions will be considered present for purposes of calculating the vote, but will not be considered to have been voted in favor of the matter voted upon. Broker non-votes will not be considered present for purposes of calculating the vote.

         Votes will be tabulated by American Stock Transfer & Trust Company, the transfer agent and registrar for the Common Stock, and the results will be certified by one or more inspectors of election who are required to resolve impartially any interpretive questions as to the conduct of the vote (the "Inspector(s) of Election"). In tabulating votes, a record will be made of the number of shares voted for each matter voted upon, the number of shares with respect to which authority to vote for such matter has been withheld, and the number of shares held of record by broker-dealers and present at the Special Meeting but not voting.

         All shares of Common Stock represented by properly executed proxies in the accompanying form will be voted at the Special Meeting in accordance with the instructions indicated thereon unless such proxies previously have been revoked. If any such proxies do not contain voting instructions, the shares of Common Stock represented by such proxies will be voted FOR PROPOSAL 1. The Board of Directors is not aware of any business to be brought before the Special Meeting other than as indicated in the accompanying notice, but it is intended that, as to any such other business properly coming before the Special Meeting, votes may be cast pursuant to such proxies in accordance with the judgment of the persons acting thereunder.

         Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use upon (a) receipt by the Secretary of the Company at the address above of written notice of such revocation; (b) receipt by the Secretary of the Company at the address above of a duly executed proxy bearing a later date; or (c) appearance by the stockholder at the Special Meeting and timely notice by such stockholder of revocation of such proxy given to the Inspector(s) of Election.

         This Proxy Statement is expected to be first mailed or delivered to stockholders of the Company entitled to notice of the Special Meeting on or about June 30, 1999.

         The date of this Proxy Statement is June 30, 1999.

                            OWNERSHIP OF COMMON STOCK
                                  BY DIRECTORS,
                     OFFICERS AND CERTAIN BENEFICIAL OWNERS

         To the best knowledge of the Company, the following table sets forth certain information concerning the beneficial ownership as of June 21, 1999 of Common Stock by (a) each stockholder known by the Company, based on information filed by such stockholder with the Securities and Exchange Commission (the "Commission") as of June 21, 1999 and the Company's stock transfer records, to own beneficially in excess of five percent of the Common Stock, (b) each executive officer named in "Executive Compensation -- Summary Compensation Table" and each member of the Board of Directors and (c) all executive officers and members of the Board of Directors as a group. Except as otherwise indicated, to the best knowledge of the Company, all persons listed below have (i) sole voting power and sole investment power, except to the extent that authority is shared by spouses under applicable law, and (ii) both record and beneficial ownership with respect to the shares of Common Stock indicated as being beneficially owned by them.

                       Name of                               Number of Shares
                  Beneficial Owner                          Beneficially Owned           Percentage Ownership
                  ----------------                          ------------------           --------------------
Chase Bank of Texas ...............................             8,609,017                           46.59%
707 Travis Street
Houston, Texas  77002

Sol B. Weiner......................................             1,843,674                            9.98%
434 Hunterwood
Houston, Texas 77024

Herbert R. Douglas (1).............................               410,000                            2.19%

Raymond J. Miller (2)..............................               146,667                                *

Jerome L. Feller (2)...............................               121,667                                *

James L. Berens (2)................................                65,000                                *

Joseph J. Kassa (2)................................                65,000                                *

Randall L. Lambert.................................                    --                               --

Gasper Mir.........................................                    --                               --

F. Hall Webb (3)...................................                   (3)                              (3)

Melvyn L. Wolff....................................                    --                               --

All directors and executive officers as a
      group (9 persons) (1),(2),(3)................             9,417,351                           49.93%

--------------------------------------

*     Less than one percent of the Common Stock.

(1) Includes 160,000 shares of Common Stock granted pursuant to the Weiner's Stores, Inc. 1997 Stock Incentive Plan (the "1997 Stock Plan") and 250,000 shares of Common Stock issuable pursuant to options granted pursuant to the 1997 Stock Plan which are currently exercisable.

(2) Includes shares of Common Stock issuable pursuant to options granted to members of management, including Messrs. Miller (41,667), Feller (41,667), Berens (25,000) and Kassa (25,000), respectively, in each case pursuant to the 1997 Stock Plan, which are currently exercisable. Also includes the following numbers of shares of restricted Common Stock, over which the respective member of management exercises sole voting power: Messrs. Miller (80,000); Feller (80,000); Berens (40,000); and Kassa (40,000).
      Does not include shares of Common Stock issuable pursuant to options granted to members of management, including Messrs. Miller (83,333), Feller (83,333), Berens (50,000) and Kassa (50,000), respectively, in each case pursuant to the 1997 Stock Plan, none of which options are currently exercisable or will become exercisable within 60 days of the date of this Proxy Statement.

(3) Mr. Webb, who is a Director of the Company, is Senior Vice President of Chase Bank of Texas and may therefore be deemed to share beneficial ownership of the 8,609,017 shares of Common Stock shown as beneficially owned by Chase Bank of Texas. Mr. Webb disclaims beneficial ownership of such shares of Common Stock.

                             EXECUTIVE COMPENSATION

            The following table sets forth the cash and non-cash compensation for the Company's last two completed fiscal years, to the extent applicable, earned by (i) the Chairman, President and Chief Executive Officer and (ii) the four other most highly compensated executive officers of the Company who were serving as executive officers of the Company on January 30, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                                 Long-Term
                                                                                               Compensation
                                                                                          ----------------------
                                                           Annual Compensation                    Awards
                                               ------------------------------------------ ----------------------
                                                                                          Restricted  Securities
                                                                               Other         Stock    Underlying
                                                                              Annual         Awards    Options/        All Other
                                                Salary($)     Bonus($)    Compensation($)    ($)(1)     SARS(#)   Compensation($)(2)
                                               ----------    ----------   ---------------   --------- ----------- ------------------
Herbert R. Douglas....................  1998   $  450,000    $       -      $    4,036      $     -           -     $    545
 Chairman, President and Chief          1997      450,000       100,000          3,681       184,000     250,000         995
 Executive Officer

Raymond J. Miller.....................  1998      220,000        25,000             -             -           -          545
 Vice President, Chief                  1997      200,000            -              -         92,000     125,000         525
 Financial Officer and Secretary

Jerome L. Feller....................... 1998      220,000            -              -             -           -          545
 Vice President, General                1997      200,000            -              -         92,000     125,000         525
 Merchandise Manager

James L. Berens........................ 1998      167,509            -              -             -           -          545
 Vice President, Stores                 1997      156,928            -              -         46,000      75,000         525

Joseph J. Kassa........................ 1998      150,000            -          15,274            -           -          545
 Vice President, Marketing,             1997      131,986            -          17,676        46,000      75,000         308
 Sales Promotion and Real Estate


-------------------------------- -------- --- --------

(1) As of January 30, 1999, the executive officers of the Company held, in aggregate, 400,000 shares of Common Stock constituting grants of restricted stock under the 1997 Stock Plan. The aggregate value of all 400,000 such shares, based on a valuation of $0.25 per share, which is the Company's estimate of the fair market value per share of Common Stock as of January 30, 1999, was $100,000. Of such 400,000 shares, as of January 30, 1999, the named executive officers held the following numbers of shares of Common Stock, the value of which as of such date was as follows: Mr. Douglas held 160,000 shares valued at $40,000; Mr. Miller held 80,000 shares valued at $20,000; Mr. Feller held 80,000 shares valued at $20,000; Mr. Berens held 40,000 shares valued at $10,000; and Mr. Kassa held 40,000 shares valued at $10,000. All of such shares were restricted Common Stock as of January 30, 1999 except the 160,000 shares held by Mr. Douglas. The 1997 Stock Plan Committee (as hereinafter defined) granted the restricted stock awards hereinabove set forth (i.e., a total of 400,000 shares of Common Stock) to the named executive officers in September 1997 pursuant to the Company's Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code dated June 24, 1997, as amended (the "Plan of Reorganization"). One hundred percent of each stock award will become transferable on January 15, 2000, except that one hundred percent of the stock award granted to Mr. Douglas became transferable on January 15, 1999. In addition, such stock awards will become transferable upon a "change in control" of the Company, as defined in the 1997 Stock Plan. The respective named executive officers have the right to receive, in respect of their restricted Common Stock as set forth above, any dividends paid with respect to Common Stock.

(2) Reflects the dollar value of insurance payments by the Company with respect to term life insurance for the benefit of each named executive officer.

EMPLOYMENT AGREEMENTS

         Herbert R. Douglas. On February 1, 1999, the Company entered into an employment agreement with Mr. Douglas as President and Chief Executive Officer of the Company (the "Douglas Agreement"). The Douglas Agreement will terminate on January 31, 2001. The Douglas Agreement provides that Mr. Douglas will receive a base salary of not less than $450,000 per year. In addition, Mr. Douglas was entitled to receive, and was paid, a bonus of $300,000 in February 1999. The Douglas Agreement further provides severance payments for Mr. Douglas if he is terminated for any reason other than "cause" or resigns for "good reason", including a "change in control" (as such terms are defined in the Douglas Agreement). The severance payments may, at the election of Mr. Douglas, be "lump-sum payments" (as defined in the Douglas Agreement), or a combination of a "lump-sum payment" and salary continuation through the termination of the Douglas Agreement (at the then "annual rate" as defined in the Douglas Agreement). These severance payments approximate 150% - 200% of Mr. Douglas's base salary. Further, the Douglas Agreement provides that in the event that Mr.

Douglas's employment terminates on January 31, 2001, Mr. Douglas shall be entitled to salary continuation for one calendar year at the annual rate of $617,000 or a "lump-sum payment" equal to the present value of the salary continuation.

         Raymond J. Miller. On February 24, 1995, the Company entered into an employment agreement with Mr. Miller as Chief Financial Officer of the Company which was subsequently amended on April 7, 1995, May 1, 1997 and March 25, 1999 (the "Miller Agreement"). Pursuant to the Miller Agreement, Mr. Miller's base salary is $220,000 per year. The Miller Agreement further provides a severance payment for Mr. Miller if he is terminated for any reason other than "cause" or resigns under certain circumstances following a "change in control" (as such terms are defined in the Miller Agreement). Such severance payment approximates 100% of Mr. Miller's annual base salary. The Miller Agreement terminates on January 31, 2000.

         Jerome L. Feller. On December 13, 1995, the Company entered into an employment agreement with Jerome L. Feller as General Merchandise Manager and Vice President which was subsequently amended May 1, 1997 (the "Feller Agreement"). The Feller Agreement terminates on January 31, 2000. Pursuant to the Feller Agreement, Mr. Feller's base salary is $220,000 per year.

         Other Employment Agreements. The Company has entered into agreements with certain key employees in an effort to retain the continuity of the core management team for a meaningful period following the effective date of the Plan of Reorganization on August 26, 1997. In addition, with respect to certain of its officers, other than Messrs. Douglas, Miller and Feller, the Company has, while not in any way altering such employees' employment-at-will status, provided for a separation payment equal to twelve months base salary in the event of their termination other than for cause. The Company has also in respect to certain key employees, while not in any way altering such employees' employment-at-will status, provided for a separation payment equal to six months base salary in the event of their termination other than for cause. The purpose of such agreements is to provide the Company with continuity of management by providing its officers and key employees with appropriate assurances of employment security sufficient to allow them to concentrate on their duties for the Company without distraction.

         The above-mentioned agreements, including the employment agreements of Messrs. Douglas, Miller and Feller, provide for lump-sum or salary continuation severance payments if the executives or key employees are terminated other than for cause (as such term is defined in each respective agreement). The lump-sum severance payment equals 100% of base salary in the cases of Messrs. Miller, Feller, Kassa and Berens. In the case of Mr. Douglas, the lump-sum or salary continuation severance payments range from 100 - 200% of base salary. In the event that all of the executives and key employees were terminated the Company's maximum aggregate lump-sum severance payment obligation would be approximately $1,946,000.

OPTION GRANTS IN FISCAL YEAR 1998

         There were no grants under the 1997 Stock Plan to any named executive officer of the Company during fiscal 1998.

FISCAL YEAR END OPTION VALUES

                                                 Number of Securities          Value of Unexercised
                           Shares               Underlying Unexercised             In-the-Money
                          Acquired           Options at Fiscal Year End(#) Options at Fiscal Year End($)
                             On      Value   ----------------------------- -----------------------------
          Name            Exercise  Realized   Exercisable   Unexercisable Exercisable   Unexercisable
          ----            --------  --------   -----------   ------------- -----------   -------------
Herbert R. Douglas           -         -         250,000          -             -              -
Raymond J. Miller            -         -         41,667         83,333          -              -
Jerome L. Feller             -         -         41,667         83,333          -              -
James L. Berens              -         -         25,000         50,000          -              -
Joseph J. Kassa              -         -         25,000         50,000          -              -


DIRECTOR COMPENSATION

         Directors of the Company who are not employees of the Company are paid by the Company compensation which consists of (i) a $25,000 annual retainer,
(ii) a $2,000 per meeting fee for attendance in person and (iii) a $3,000 Committee Chairman retainer. The annual retainer is designed to cover the annual stockholders meeting, regular Board meetings, and up to six telephonic meetings. Separate compensation is not payable for committee meetings, although directors are entitled to reimbursement for expenses incurred in attending Board and committee meetings, including expenses for travel, food and lodging.

INCENTIVE COMPENSATION PLAN

         In January 1996, the Company adopted a Management Incentive Compensation Plan (the "Incentive Compensation Plan") for the purpose of maximizing operating results of the Company by instilling in key employees a sense of participation in the Company's success. Pursuant to the Incentive Compensation Plan, cash awards are payable based upon the Company meeting pre-determined earnings before depreciation and amortization, interest, taxes and reorganization items amount. No cash awards were earned during fiscal 1998. The Company intends to continue the Incentive Compensation Plan.

PENSION PLAN

         The Company sponsors a profit sharing plan for its employees. Contributions to the profit sharing plan are at the discretion of the Board of Directors and are limited to the amount deductible under the Internal Revenue Code of 1986, as amended (the "Tax Code"). On December 2, 1998, the Board of Directors of the Company resolved that it was in the best interest of the Company to terminate the profit sharing plan. The Company is in the process of complying with this resolution.

         The Company also sponsors a 401(k) defined contribution plan. This plan allows participants to defer up to 15% of their compensation for any year. Company contributions are at the discretion of the Board of Directors.

1997 STOCK PLAN

         The Board of Directors adopted the 1997 Stock Plan, which became effective on August 26, 1997, and which is administered by the Compensation Committee of the Board of Directors (the "1997 Stock Plan Committee"), which consisted of at least three Board members who were "disinterested persons" (as such term is defined in the rules and regulations under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")). The 1997 Stock Plan is intended to provide incentives to eligible employees to remain employed by the Company and achieve the performance goals and objectives of the Company. The Chief Executive Officer and 42 other officers and other management employees (collectively, the "Eligible Employees") were deemed by the 1997 Stock Plan Committee to be eligible to participate in the 1997 Stock Plan. Pursuant to the 1997 Stock Plan, in June 1999 the 1997 Stock Plan Committee granted Eligible Employees, subject to vesting, incentive stock options to purchase 90,000 shares of Common Stock.

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of three directors, all of whom are independent of management, and its function includes administration of the 1997 Stock Plan and other management compensation matters. The Compensation Committee currently consists of Mr. Wolff, as its chairman, Mr. Webb and Mr. Mir, none of whom was, during fiscal 1998 or prior thereto, an officer or employee of the Company or of its subsidiary.

PROPOSAL 1.   APPROVAL OF THE 1999 STOCK INCENTIVE PLAN

         Under the 1997 Stock Plan, an aggregate of 1,400,000 shares of Common Stock have been reserved for issuance. Of this amount, 2,500 shares of Common Stock remain available for future grant as Stock Awards (as defined in the 1997 Stock Plan). In addition, the Company has granted 859,000 options under the 1997 Stock Plan, all of which have exercise prices higher than the market price of the Company's Common Stock as of June 21, 1999 ($1.06 per share). The Company does not currently anticipate repricing these options, but instead, intends to continue granting awards which are designed to advance the interests of the Company and its stockholders by providing incentives to certain key employees of the Company who contribute significantly to the strategic and long-term performance objectives and growth of the Company. The Board of Directors regards such awards as a significant incentive to such employees and, for this reason, in order to continue to provide the Company with such flexibility, has adopted, subject to approval of the Company's stockholders, the Weiner's Stores, Inc. 1999 Stock Incentive Plan (the "1999 Stock Plan"), which is attached hereto as Appendix A and is incorporated herein by reference.

         The following summary briefly describes the principal features of the 1999 Stock Plan, and is qualified in its entirety by reference to the complete text of the 1999 Stock Plan included herein as Appendix A.

GENERAL

         The Board of Directors has adopted the 1999 Stock Plan, which will become effective, upon receipt of stockholder approval, as of the date so adopted, and which will be administered by the Compensation Committee of the Board of Directors (the "1999 Stock Plan Committee"), which consists of at least three directors who are "disinterested persons" (as such term is defined in the rules and regulations under Section 16 of the Exchange Act). The 1999 Stock Plan is intended to provide incentives to eligible employees to remain employed by the Company and to such eligible employees and non-employee directors of the Company to achieve the performance goals and objectives of the Company.

ADMINISTRATION

         Unless the Board of Directors determines otherwise, the 1999 Stock Plan will be administered by a committee or subcommittee appointed by the Board of Directors from among its members, all of which will qualify as (i) a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m) of the Tax Code. Subject to the limitations set forth in the 1999 Stock Plan, such plan vests broad powers to the 1999 Stock Plan Committee to administer the 1999 Stock Plan, including authority to (1) select the persons to be granted awards thereunder, (2) determine the size and type of awards granted thereunder, (3) construe and interpret the 1999 Stock Plan and (4) establish rules and regulations for the administration of such plan.

NUMBER OF SHARES AVAILABLE

         The 1999 Stock Plan provides for the grant of up to 1,000,000 shares of Common Stock upon the exercise of stock options granted thereunder. The maximum number of shares of Common Stock with respect to which stock options may be granted to an individual participant under the 1999 Stock Plan during the term of the 1999 Stock Plan shall not exceed 400,000 shares (subject to certain adjustments).

         Any shares subject to an award that remain unissued upon termination of the award will become available for additional awards under the 1999 Stock Plan. In the event of a stock split, recapitalization or similar event, or a corporate transaction, such as a merger, consolidation or similar event, an adjustment will be made to each outstanding stock option and the 1999 Stock Plan Committee will have the authority to equitably adjust the aggregate number and kind of shares subject to such plan and the number, kind and price of shares subject to outstanding awards.

AWARDS UNDER THE 1999 STOCK PLAN

         Awards and Eligibility. The 1999 Stock Plan permits the issuance of nonqualified stock options ("NQSOs") and incentive stock options ("ISOs"). Participants shall consist of such key employees and non-employee directors of the Company and any of its subsidiaries as the 1999 Stock Plan Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the 1999 Stock Plan Committee may designate from time to time to receive awards under the 1999 Stock Plan. Although no determination has been made as of the date of this Proxy Statement, by the Board or any committee thereof, as to future awards under the 1999 Stock Plan, it is currently expected that approximately 40 persons would be deemed eligible to participate in the 1999 Stock Plan. Notwithstanding the foregoing, only key employees of the Company or any of its subsidiaries on the date of grant are eligible to receive grants of ISOs.

         Stock Options. Under the 1999 Stock Plan, the 1999 Stock Plan Committee has the authority to grant to any participant one or more ISOs, NQSOs, or both. Each stock option granted under the 1999 Stock Plan will have such per share exercise price as the 1999 Stock Plan Committee may determine on the date of grant, provided that the per-share exercise price shall not be less than 100 percent of the Fair Market Value (as defined in the 1999 Stock Plan) of the Common Stock on the date the stock option is granted. Fair Market Value is defined in the 1999 Stock Plan as (i) the closing price of the Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Common Stock is readily tradeable on a national securities exchange or other market system or (ii) if the Common Stock is not readily tradeable, the amount determined in good faith by the Board of Directors to be the fair market value of the Common Stock.

         The stock option exercise price may be paid in cash or, at the discretion of the 1999 Stock Plan Committee, by the delivery of shares of Common Stock then owned by the participant, by the withholding of shares of Common Stock for which a stock option is exercisable, or by a combination of these methods. At the discretion of the 1999 Stock Plan Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. The 1999 Stock Plan Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the 1999 Stock Plan, including, without limitation, in lieu of the exercise of a stock option by delivery of shares of Common Stock then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the stock option.

         Stock options granted under the 1999 Stock Plan will be exercisable at such time or times and subject to such terms and conditions as shall be determined by the 1999 Stock Plan Committee, provided that no stock option shall be exercisable later than 10 years after the date it is granted.

         The aggregate market value (determined as of the time the stock option is granted) of the Common Stock with respect to which ISOs (under all option plans of the Company) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. For the purposes of the preceding sentence, (i) ISOs will be taken into account in the order in which they are granted and (ii) ISOs granted before 1987 will not be taken into account. ISOs may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Tax Code) more than 10% of the total combined voting power of all outstanding classes of stock of the Company or any of its subsidiaries, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. In addition, no ISO shall be issued to a participant in tandem with any NQSO.

         All stock options granted pursuant to the foregoing provisions, and the compensation attributable to such stock options, are intended to (i) qualify as Performance-Based Awards (as described below) or (ii) be exempt from the deduction limitation imposed by Section 162(m) of the Tax Code.

         Performance-Based Awards. Certain awards granted under the 1999 Stock Plan may be granted in a manner such that the awards qualify for the performance-based compensation exemption of Section 162(m) of the Tax Code ("Performance-Based Awards"). Unless otherwise exempt from the deduction limitation imposed by Section 162(m) of the Tax Code, all stock options granted under the 1999 Stock Plan are intended to qualify as Performance-Based Awards.

DURATION, AMENDMENT AND TERMINATION

         No award will be granted more than 10 years after the effective date of the 1999 Stock Plan, provided that the terms and conditions applicable to any award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant under the 1999 Stock Plan, under the 1999 Stock Plan or under any other present or future plan of the Company, awards may be granted to such participant in substitution and exchange for, and in cancellation of, any awards previously granted such participant under the 1999 Stock Plan, or any other present or future plan of the Company. The Board of Directors may amend the 1999

Stock Plan from time to time or suspend or terminate the 1999 Stock Plan at any time, but no such action shall reduce the amount of any existing award or change the terms and conditions thereof without the participant's consent. No amendment of the 1999 Stock Plan shall, without approval of the stockholders of the Company, (i) increase the total number of shares which may be issued under the 1999 Stock Plan, (ii) increase the maximum number of shares issuable with respect to stock options that may be granted to any individual under the 1999 Stock Plan, (iii) modify the requirements as to eligibility for the awards under the 1999 Stock Plan or (iv) disqualify any ISOs granted under the 1999 Stock Plan.

CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         With certain exceptions, Section 162(m) of the Tax Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1.0 million per executive per taxable year (including any deduction with respect to the exercise of an NQSO or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. It is intended that stock options granted under the 1999 Stock Plan qualify for the performance-based compensation exception of
Section 162(m).

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1999 STOCK PLAN AS SET FORTH IN THIS PROPOSAL 1.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no matters to be presented for consideration at the Special Meeting other than the proposal set forth in this Proxy Statement. If any other matters properly come before the Special Meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

                              SOLICITATION EXPENSES

         The Company will bear the cost of preparing, printing and mailing this Proxy Statement and the accompanying proxy card and of this solicitation of proxies on behalf of the Company's Board of Directors. In addition to solicitation by mail, proxies may be solicited personally, by telephone or other means. Brokerage houses and other custodians and nominees will be asked whether other persons are beneficial owners of the shares of Common Stock which they hold of record and, if so, they will be supplied with additional copies of the proxy materials for distribution to such beneficial owners. The Company will reimburse banks, nominees, brokers and other custodians for the reasonable costs of sending the proxy materials to the beneficial owners of the Common Stock.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended for inclusion in the Proxy Statement to be issued in connection with the 2000 Annual Meeting of Stockholders must be received by the Company no later than January 1, 2000 and the proposals must meet certain eligibility requirements under the rules of the Commission. Proposals must be addressed to Weiner's Stores, Inc., 6005 Westview Drive, Houston, TX 77055, to the attention of the Corporate Secretary.

         Stockholder proposals submitted outside of the Commission's procedures for including such proposals in the Company's Proxy Statement must be mailed or delivered to the attention of the Corporate Secretary at the address above and must be received by the Company no later than January 1, 2000, except that, with respect to nominations of one or more persons for election as directors, written notice of the stockholder's intent to make such nomination(s), which notice must comply in all respects with the requirements therefor set forth in the Company's bylaws, must be mailed or delivered to the attention of the Corporate Secretary at the address above and must be received by the Company's Corporate Secretary no later than April 11, 2000. If a proposal or notice of nomination is received after such respective date, the Company's proxy for the 2000 Annual Meeting of Stockholders may confer discretionary authority to vote on such matter without any discussion of such matter in the Proxy Statement for the 2000 Annual Meeting of Stockholders.


                                    By Order of the Board of Directors


                                    Raymond J. Miller
                                    Secretary

                                                                  APPENDIX A

                              WEINER'S STORES, INC.

                            1999 STOCK INCENTIVE PLAN

         1.       PURPOSE.

              The Weiner's Stores, Inc. 1999 Stock Incentive Plan (the "Plan") is intended to provide incentives which will attract, retain and motivate highly competent persons as key employees and non-employee directors of Weiner's Stores, Inc. (the "Company") and of any subsidiary corporation now existing or hereafter formed or acquired, by providing them opportunities to acquire shares of the common stock, par value $.01 per share, of the Company ("Common Stock"). Furthermore, the Plan is intended to assist in aligning the interests of the Company's key employees and non-employee directors to those of its stockholders.

         2.       ADMINISTRATION.

              (a) The Plan shall be administered by a committee or subcommittee (the "Committee") appointed by the Board of Directors of the Company (the "Board") from among its members. Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two members who each shall qualify as (i) a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards (as defined in Section 4 below) granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee, and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

              (b) The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefitted from the Plan, as determined by the Committee.

         3.       PARTICIPANTS.

              Participants shall consist of such key employees and non-employee directors of the Company and any of its subsidiaries as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Awards under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Awards.

         4.       TYPES OF AWARDS.

              Awards under the Plan may be granted in the form of Stock Options (as described below, and collectively, the "Awards"). Awards shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

         5.       COMMON STOCK AVAILABLE UNDER THE PLAN.

              The aggregate number of shares of Common Stock that may be subject to Awards, i.e., Stock Options, granted under this Plan shall be 1,000,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 8 hereof. The maximum number of shares of Common Stock with respect to which Stock Options may be granted to an individual participant under the Plan during the term of the Plan shall not exceed 400,000 shares (subject to adjustments made in accordance with Section 8 hereof). Any shares of Common Stock subject to an Award which for any reason is canceled, terminated without having been exercised, forfeited, or delivered to the Company as part of full payment for the exercise of a Stock Option shall again be available for Awards under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards and shall not apply for purposes of determining the maximum number of shares of Common Stock subject to Awards (including the maximum number of shares of Common Stock subject to Stock Options) that any individual participant may receive.

         6.       STOCK OPTIONS.

              (a) IN GENERAL. Stock Options shall consist of awards from the Company that will enable the holder to purchase a specific number of shares of Common Stock, at set terms and at a fixed purchase price. Stock Options may be
(i) "incentive stock options" ("Incentive Stock Options"), within the meaning of
Section 422 of the Code, or (ii) Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). The Committee shall have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time. In addition, each Stock Option shall be subject to the following limitations set forth in this Section 6.

              (b) EXERCISE PRICE. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine on the date of grant; provided, however, that the per-share exercise price shall not be less than 100 percent of the Fair Market Value (as defined in Section 11 below) of the Common Stock on the date the Stock Option is granted.

              (c) PAYMENT OF EXERCISE PRICE. The Stock Option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock then owned by the participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate; provided, however, that with respect to Incentive Stock Options, all such discretionary determinations by the Committee shall be made at the time of grant and specified in the Stock Option agreement.

              (d) EXERCISE PERIOD. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than 10 years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such Stock Option agreement on the date of grant.

              (e) LIMITATIONS ON INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to participants who are key employees of the Company or any of its subsidiaries on the date of grant. The aggregate market value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options (under all option plans of the Company) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, (i) Incentive Stock Options shall be taken into account in the order in which they are granted and (ii) Incentive Stock Options granted before 1987 shall not be taken into account. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all outstanding classes of stock of the Company or any of its subsidiaries, unless the option price is fixed at not less than 110 percent of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of 5 years from the date of grant of such option. In addition, no Incentive Stock Option shall be issued to a participant in tandem with a Nonqualified Stock Option.

              (f) SECTION 162(M) OF THE CODE. All Stock Options granted under this Section 6, and the compensation attributable to such Stock Options, are intended to (i) qualify as Performance-Based Awards (as described in Section 7 below) or (ii) be exempt from the deduction limitation imposed by Section 162(m) of the Code.

         7.       PERFORMANCE-BASED AWARDS.

              Certain Awards granted under the Plan may be granted in a manner such that the Awards qualify for the performance-based compensation exemption of
Section 162(m) of the Code ("Performance-Based Awards"). Unless otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code, all Stock Options granted under the Plan are intended to qualify as Performance-Based Awards.

         8.       ADJUSTMENT PROVISIONS.

              If there shall be any change in the Common Stock, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option such that each such Stock Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option had such Stock Option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis. In addition, other than with respect to Stock Options intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) any adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.

         9.       TRANSFERABILITY.

              Each Award granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant. In the event of the death of a participant, each Stock Option theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in the agreement granting such option or right on the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option shall pass by will or the laws of descent and distribution.

         10.      OTHER PROVISIONS.

              Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other participant) as the Committee determines on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options (to be authorized, in the case of Incentive Stock Options, at the time of grant), to assist the participant in financing the acquisition of Common Stock (to be authorized, in the case of Incentive Stock Options, at the time of grant), for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Award, for the acceleration of exercisability or vesting of Awards in the event of a change in control of the Company, for the payment of the value of Awards to participants in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan.

         11.      FAIR MARKET VALUE.

              For purposes of this Plan and any Awards granted hereunder, Fair Market Value shall be (i) the closing price of the Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Common Stock is readily tradeable on a national securities exchange or other market system or (ii) if the Common Stock is not readily tradeable, the amount determined in good faith by the Board as the fair market value of the Common Stock.

         12.      WITHHOLDING.

              All payments or distributions of Awards made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

         13.      TENURE.

              A participant's right, if any, to continue to serve the Company as a director, officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

         14.      UNFUNDED PLAN.

               Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

         15.      NO FRACTIONAL SHARES.

              No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         16.      DURATION, AMENDMENT AND TERMINATION.

              No Award shall be granted more than 10 years after the Effective Date (as defined below); provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant hereunder, under this Plan or under any other present or future plan of the Company, Awards may be granted to such participant in substitution and exchange for, and in cancellation of, any Awards previously granted such participant under this Plan, or any other present or future plan of the Company. The Board may amend the Plan from time to time or suspend or terminate the Plan at any time; provided, however, that no action authorized by this Section 16 shall reduce the amount of any existing Award or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the total number of shares which may be issued under the Plan, (ii) increase the maximum number of shares with respect to Stock Options that may be granted to any individual under the Plan, (iii) modify the requirements as to eligibility for Awards under the Plan, or (iv) disqualify any Incentive Stock Options granted hereunder.

         17.      GOVERNING LAW.

              This Plan, Awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

         18.      EFFECTIVE DATE.

              (a) The Plan shall be effective as of the date on which the Plan is adopted by the Board (the "Effective Date"); provided, however, that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months before or after the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive Awards hereunder. The Committee shall not grant any Awards under the Plan until the date the stockholders approve the Plan.

              (b) This Plan shall terminate on the tenth anniversary of the Effective Date (unless sooner terminated by the Board).

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!



                         SPECIAL MEETING OF STOCKHOLDERS
                              WEINER'S STORES, INC.



                                 AUGUST 5, 1999






                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED


             PLEASE MARK YOUR
  A   |X|    VOTES AS IN THIS
             EXAMPLE.


                                                  FOR    AGAINST   ABSTAIN
                            (1) PROPOSAL
                            NO. 1 To vote
                            on approval           [ ]      [ ]       [ ]
                            of the
                            Company's
                            1999 Stock
                            Incentive
                            Plan.




SIGNATURE___________________    DATE______, 1999    ___________DATE_______, 1999
                                                    SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as name appears on the certificates representing shares to be voted by this proxy, as shown on the label above. When signing as an executor, administrator, attorney, trustee or guardian, please give full name as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).

                              WEINER'S STORES, INC.
                    6005 WESTVIEW DRIVE, HOUSTON, TEXAS 77055

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Raymond J. Miller and Michael S.

Marcus, and any one of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse, all shares of Common Stock of Weiner's Stores, Inc. held of record by the undersigned on June 25, 1999, at the Special Meeting of Stockholders to

be held on August 5, 1999 or any adjournments or postponements thereof.


                         (TO BE SIGNED ON REVERSE SIDE)